TABLE OF CONTENTS




MANAGEMENT'S ASSERTIONS IN THE PREPARATION
   OF THE UNAUDITED PRO FORMA CONDENSED
   CONSOLIDATING FINANCIAL STATEMENTS.......................................  1

PRO FORMA FINANCIAL STATEMENTS

   MINIMUM PURCHASE PRICE
        Pro Forma Condensed Consolidating Balance Sheet as of June 30, 2000. 2 Pro Forma Condensed Consolidating Income Statement
           for the six months ended June 30, 2000...........................  3
        Pro Forma Condensed Consolidating Balance Sheet as of
           December 31, 1999................................................  4
        Pro Forma Condensed Consolidating Income Statement
           for the year ended December 31, 1999.............................  5
        Pro Forma Condensed Consolidating Income Statement
           for the year ended December 31, 1998.............................  6
        Pro Forma Condensed Consolidating Income Statement
           for the year ended December 31, 1997.............................  7


   MAXIMUM PURCHASE PRICE
        Pro Forma Condensed Consolidating Balance Sheet as of June 30, 2000. 8 Pro Forma Condensed Consolidating Income Statement
           for the six months ended June 30, 2000...........................  9
        Pro Forma Condensed Consolidating Balance Sheet as of
           December 31, 1999................................................ 10
        Pro Forma Condensed Consolidating Income Statement
           for the year ended December 31, 1999............................. 11
        Pro Forma Condensed Consolidating Income Statement
           for the year ended December 31, 1998............................. 12
        Pro Forma Condensed Consolidating Income Statement
           for the year ended December 31, 1997............................. 13

NOTES TO PRO FORMA CONDENSED CONSOLIDATING
   FINACIAL STATEMENTS...................................................... 14

UNAUDITED PRO FORMA CONDENSED CONSOLIDATED FINANCIAL STATEMENTS


The following unaudited pro forma condensed consolidating financial statements are presented to give effect to the share exchange and cash payments approved by the shareholders of NextPath Technologies, Inc. ("NextPath") and Laser Wireless, Inc. ("Laser") on October 18, 1999; Willow Systems Limited ("Willow") and its subsidiaries, NextWave Photonics, LLC and Reflex, LLC on November 2, 1999; Sagebrush Technology, Inc. ("Sagebrush") on December 14, 1999; Essentia Water, Inc. ("Essentia") on January 21, 2000; USCertified Letters, L.L.C. ("USCL") on July 27, 2000; and Lewis Mechanical and Metalworks, Inc. ("Lewis") on August 4, 2000, respectively, under the purchase method of accounting.

The unaudited pro forma condensed consolidating financial statements assume that Laser, Willow, Epilogue, Sagebrush, Essentia, USCL, and Lewis had been acquired or invested in by NextPath as of the date of inception of the acquired company or January 1, 1997, whichever occurred later.

The pro forma condensed consolidating financial statements are not necessarily indicative of results of operations or the financial position which would have occurred had the mergers and acquisitions described above incurred at the inception of these entities, nor are they necessarily indicative of future results of operations or financial position. The unaudited pro forma condensed consolidating financial statements should be read in connection with the historical financial statements of Laser, Willow, Epilogue Corporation,
Sagebrush, Essentia, USCL, and Lewis including the notes thereto and the historical financial statements of NextPath including the notes thereto.

                          NEXTPATH TECHNOLOGIES, INC.
    PRO FORMA CONDENSED CONSOLIDATING BALANCE SHEET - MINIMUM PURCHASE PRICE
                                 JUNE 30, 2000


                                     ASSETS

                                              Essentia     Lewis
                                 NextPath      Water     Mechanical                         Combining entries            Pro Forma
                                                                                     -------------------------------
                                              Prior to
                               Consolidated   1-20-00   thru 6-30-00    Sub-Total    No.      Debit        Credit        Combined
                               ------------   --------  -------------  ------------  ---  ------------  ------------   -------------

CURRENT ASSETS:
  Cash                         $   182,668    $      -   $         -    $   182,668        $        -     $        -    $   182,668
  Accounts receivable, net         954,013           -        12,192        966,205                                -        966,205
  Inventory                        520,429           -        61,468        581,897                                -        581,897
  Prepaid expenses                  65,901           -             -         65,901                                -         65,901
  Advances to shareholders          31,783           -             -         31,783                                -         31,783
  Advances and notes
    receivable, net              5,921,018           -             -      5,921,018   4                    2,750,000      3,171,018
                                ----------     -------    ----------     ----------         ---------     ----------     ----------

    Total current assets         7,675,812           -        73,660      7,749,472                 -      2,750,000      4,999,472
                                ----------     -------    ----------     ----------         ---------     ----------     ----------

PROPERTY AND EQUIPMENT, net      1,328,404           -     3,807,560      5,135,964                                       5,135,964
                                ----------     -------    ----------     ----------         ---------     ----------     ----------


OTHER ASSETS:
  Investments                    2,600,000           -              -     2,600,000   4    10,530,000              -     13,130,000
  Goodwill                      22,968,237           -        527,884    23,496,121                                      23,496,121
  Deposits                           9,524           -              -         9,524                                           9,524
                                ----------     -------    -----------    ----------        ----------      ---------     ----------
                                25,577,761           -        527,884    26,105,645        10,530,000              -     36,635,645
                                ----------     -------    -----------    ----------        ----------      ---------     ----------

                               $34,581,977    $      -   $  4,409,104   $38,991,081       $10,530,000     $2,750,000    $46,771,081
                                ==========     =======    ===========    ==========        ==========      =========     ==========


                      LIABILITIES AND STOCKHOLDERS' EQUITY

CURRENT LIABILITIES:
  Accounts payable             $ 1,972,375    $      -   $    105,260   $ 2,077,635   3                    $2,000,000   $10,077,635
                                                                                      4                     6,000,000
  Accrued expenses                 354,851           -              -       354,851                                         354,851
  Deferred taxes                    14,882           -              -        14,882                                          14,882
  Advances                          95,878           -              -        95,878                                          95,878
  Notes payable                          -           -      2,303,844     2,303,844                                       2,303,844
  Notes payable -
    related party                7,032,179           -              -     7,032,179                                       7,032,179
                                ----------     -------    -----------    ----------        ----------      ----------    ----------

    Total current liabilities    9,470,165           -      2,409,104    11,879,269                 -       8,000,000    19,879,269
                                ----------     -------    -----------    ----------        ----------      ----------    ----------

STOCKHOLDERS' EQUITY:
  Common stock                      40,051           -      2,000,000     2,040,051   4                         1,000        41,051
                                                                                      3     2,000,000
  Additional paid in capital    74,134,862           -              -    74,134,862   4                     1,779,000    75,913,862
  Deficit accumulated during
    the development stage      (49,063,101)          -              -   (49,063,101)                                    (49,063,101)
                                ----------     -------     ----------    ----------        ----------      ----------    ----------
                                25,111,812           -      2,000,000    27,111,812         2,000,000       1,780,000    26,891,812
                                ----------     -------     ----------    ----------        ----------      ----------    ----------

                               $34,581,977    $      -   $  4,409,104   $38,991,081       $ 2,000,000      $9,780,000   $46,771,081
                                ==========     =======     ==========    ==========        ==========      ==========    ==========

           See accompanying notes to pro forma financial statements.

                           NEXTPATH TECHNOLOGIES, INC.
   PRO FORMA CONDENSED CONSOLIDATING INCOME STATEMENT - MINIMUM PURCHASE PRICE
                     FOR THE SIX MONTHS ENDED JUNE 30, 2000

                                              Essentia     Lewis
                                 NextPath      Water     Mechanical                         Combining entries            Pro Forma
                                                                                     -------------------------------
                                              Prior to
                               Consolidated   1-20-00   thru 6-30-00    Sub-Total    No.      Debit        Credit        Combined
                               ------------   --------  -------------  ------------  ---  ------------  ------------   -------------

REVENUES                       $  2,438,375   $ 38,469   $  9,359,702   $11,836,546         $        -    $        -   $ 11,836,546

COST OF GOODS SOLD                1,722,883     26,696      8,682,140    10,431,719                                      10,431,719
                                 ----------    -------    -----------    ----------          ---------     ---------     ----------

GROSS PROFIT                        715,492     11,773        677,562     1,404,827                  -             -      1,404,827
                                 ----------    -------    -----------    ----------          ---------     ---------     ----------

EXPENSES:
  General and administrative      6,957,008     30,574        159,049     7,146,631                                       7,146,631
  Consulting                      5,034,960          -              -     5,034,960                                       5,034,960
  Sales                             565,131     44,845              -       609,976                                         609,976
  Amortization of goodwill                -          -              -             -   1        116,757                      116,757
                                 ----------    -------    -----------    ----------          ---------     ---------     ----------
                                 12,557,099     75,419        159,049    12,791,567            116,757             -     12,908,324
                                 ----------    -------    -----------    ----------          ---------     ---------     ----------

NET INCOME (LOSS) FROM
  OPERATIONS                    (11,841,607)   (63,646)       518,513   (11,386,740)           116,757             -    (11,503,497)
                                 ----------    -------    -----------    ----------          ---------     ---------     ----------

OTHER INCOME (EXPENSE):
  Interest income                    11,990          -              -        11,990                                          11,990
  Dividend income                    60,000          -              -        60,000                                          60,000
  Other income                       24,649          -              -        24,649                                          24,649
  Interest expense                  (21,838)    (3,567)      (106,621)     (132,026)                                       (132,026)
                                 ----------    -------    -----------    ----------         ----------     ---------     ----------
                                     74,801     (3,567)      (106,621)      (35,387)                 -             -        (35,387)
                                 ----------    -------    -----------    ----------         ----------     ---------     ----------

NET INCOME (LOSS) BEFORE
  INCOME TAXES                  (11,766,806)   (67,213)       411,892   (11,422,127)         1,169,757             -    (11,538,884)

PROVISION FOR (BENEFIT FROM)
  INCOME TAXES                            -          -        164,757       164,757   5              -       164,757              -
                                 ----------    -------    -----------    ----------         ----------     ---------     ----------

NET INCOME (LOSS)              $(11,766,806)  $(67,213)  $    247,135  $(11,586,884)       $ 1,169,757     $ 164,757   $(11,538,884)
                                 ==========    =======    ===========    ==========         ==========     =========     ==========

NET LOSS PER SHARE                                                                                                     $       (.29)
                                                                                                                         ==========

WEIGHTED AVERAGE NUMBER OF
  SHARES OUTSTANDING                                                                                                     39,661,409
                                                                                                                         ==========


           See accompanying notes to pro forma financial statements.

                          NextPath Technologies, Inc.
    PRO FORMA CONDENSED CONSOLIDATING BALANCE SHEET - MINIMUM PURCHASE PRICE
                                DECEMBER 31, 1999


                                     ASSETS

                               Laser     Willow             Essentia    Lewis                    Combining entries
                                                                                             --------------------------
                              Wireless   Systems Sagebrush   Water    Mechanical
                  NextPath    prior to  prior to  prior to  prior to     thru                                           Pro Forma
                Consolidated  10-18-99  11-02-99  12-14-99  1-20-00     6-30-00    Sub-Total  No.   Debit      Credit    Combined
                ------------ --------- --------- --------- --------- ----------- ----------- --- ----------  ---------- -----------

CURRENT ASSETS:
  Cash          $    658,837  $      - $       - $       - $  55,142 $         - $   713,979                            $   713,979
  Accounts
    receivable,
    net              282,051         -         -         -    95,665      12,192     389,908                                389,908
  Inventory          138,057         -         -         -    78,747      61,468     278,272                                278,272
  Prepaid
    expenses          42,674         -         -         -    34,410           -      77,084                                 77,084
  Advances to
    shareholders       6,487         -         -         -         -           -       6,487                                  6,487
  Advances and
    notes                                                                                     4               2,750,000
    receivable,
    net            3,260,161         -         -         -         -           -   3,260,161  6                 150,000     360,161
                 -----------   -------  --------  --------  --------  ----------  ----------    ----------    ---------   ---------

    Total current
      assets       4,388,267         -         -         -   263,964      73,660   4,725,891             -    2,900,000   1,825,891
                 -----------   -------  --------  --------  --------  ----------  ----------    ----------    ---------   ---------

PROPERTY AND
  EQUIPMENT, net     535,179         -         -         -   280,010   3,807,560   4,622,749  2    110,690                4,733,439
                 -----------   -------  --------  --------  --------  ----------  ----------    ----------    ---------   ---------

OTHER ASSETS:
  Investments      2,600,000         -         -         -         -           -   2,600,000  4 10,530,000               13,130,000
  Goodwill        17,883,754         -         -         -         -     527,884  18,411,638  2  7,676,487               26,088,125
  Deposits             4,250         -         -         -         -           -       4,250                                  4,250
                 -----------   -------  --------  --------  --------  ----------  ----------    ----------    ---------  ----------
                  20,488,004         -         -         -         -     527,884  21,015,888    18,206,487            -  39,222,375
                 -----------   -------  --------  --------  --------  ----------  ----------    ----------    ---------  ----------


                $ 25,411,450  $      - $       - $       - $ 543,974 $ 4,409,104 $30,364,528   $18,317,177   $2,900,000 $45,781,705
                 ===========   =======  ========  ========  ========  ==========  ==========    ==========    =========  ==========

                      LIABILITIES AND STOCKHOLDERS' EQUITY

CURRENT
  LIABILITIES:
    Accounts
      payable  $     384,148  $      - $       - $       - $ 105,880 $         - $   490,028  3              $2,000,000 $ 8,490,028
                                                                                                              6,000,000
    Accrued
      expenses       192,654         -         -         -    20,977     105,260     318,891                                318,891
    Deferred
      taxes           14,882         -         -         -         -           -      14,882                                 14,882
    Notes
      payable         19,950         -         -         -         -   2,303,844   2,323,794                              2,323,794
    Advances
      from
      NextPath             -         -         -         -   150,000           -     150,000  6    150,000                        -
    Notes payable -
      related
      party        3,435,919         -         -         -   400,000           -   3,835,919                              3,835,919
                  ----------  --------  --------  --------  --------   ---------  ----------     ---------   ----------  ----------

    Total current
      liabilities  4,047,553         -         -         -   676,857   2,409,104   7,133,514       150,000    8,000,000  14,983,514
                  ----------  --------  --------  --------  --------   ---------  ----------     ---------   ----------  ----------

STOCKHOLDERS'
  EQUITY:
    Common stock      37,136         -         -         - 1,058,847   2,000,000   3,095,983  2  1,058,847          586
                                                                                              3  2,000,000
                                                                                              4                   1,000      38,722
    Additional
      paid in
      capital     58,623,056         -         -         -        -            -  58,623,056  2               7,653,708
                                                                                                              1,779,000  68,055,764
    Deficit
      accumulated
      during the
      development
      stage      (37,296,295)        -         -         -(1,191,730)          - (38,488,025) 2               1,191,730 (37,296,295)
                  ----------  --------  --------  -------- ---------  ----------  ----------     ---------   ----------  ----------
                  21,363,897         -         -         -  (132,883)  2,000,000  23,231,014     3,058,847   10,626,024  30,798,191
                  ----------  --------  --------  -------- ---------  ----------  ----------     ---------   ----------  ----------

                $ 25,411,450 $       - $       - $       - $ 543,974  $4,409,104 $30,364,528    $3,208,847  $18,626,024 $45,781,705
                  ==========  ========  ========  ========  ========  ==========  ==========     =========   ==========  ==========

           See accompanying notes to pro forma financial statements.

                           NextPath Technologies, Inc.
   PRO FORMA CONDENSED CONSOLIDATING INCOME STATEMENT - MINIMUM PURCHASE PRICE
                      FOR THE YEAR ENDED DECEMBER 31, 1999


                               Laser     Willow             Essentia    Lewis                    Combining entries
                                                                                             --------------------------
                            Wireless   Systems  Sagebrush   Water    Mechanical
                NextPath    prior to  prior to  prior to   prior to     thru                                            Pro Forma
              Consolidated  10-18-99  11-02-99  12-14-99   1-20-00     6-30-00    Sub-Total  No.   Debit     Credit     Combined
              ------------ --------- ---------- ---------  --------- ----------- ----------- --- ---------- ---------- -----------

REVENUES      $    356,157  $      - $1,026,451 $1,735,195 $ 677,221 $13,732,898 $ 17,527,922    $        - $          $ 17,527,922

COST OF
  GOODS SOLD       235,788         -          -  1,053,273   499,755  11,518,563   13,307,379                            13,307,379
               -----------   -------  ---------  ---------  --------  ----------  -----------     ---------  ---------  -----------

GROSS PROFIT       120,369         -  1,026,451    681,922   177,466   2,214,335    4,220,543             -          -    4,220,543
               -----------   -------  ---------  ---------  --------  ----------  -----------     ---------  ---------  -----------

EXPENSES:
  General and
    admin-
    istrative    3,830,344   249,281  1,239,187  1,259,289   821,903     382,544    7,782,548                             7,782,548
  Consulting    25,309,111         -          -          -         -           -   25,309,111                            25,309,111
  Research and
    development  2,334,392   122,666    446,943          -         -     119,515    3,023,516                             3,023,516
  Bad Debts      1,605,110         -          -          -         -           -    1,605,110                             1,605,110
  Amortization
    of
    goodwill             -         -          -          -         -           -            - 1   4,942,658               4,942,658
               -----------   -------  ---------  ---------  --------  ----------  -----------    ----------  ---------  -----------

                33,078,957   371,947  1,686,130  1,259,289   821,903     502,059   37,720,285     4,942,658          -   42,662,944
               -----------   -------  ---------  ---------  --------  ----------  -----------    ----------  ---------  -----------

NET INCOME
  (LOSS) FROM
  OPERATIONS   (32,958,588) (371,947) 1,686,130   (577,367) (644,437)  1,712,276 (33,499,742)     4,942,658          -  (38,442,401)
               -----------   -------  ---------  ---------  --------  ----------  ----------     ----------  ---------  -----------


OTHER INCOME
  (EXPENSE):
    Interest
      income         5,982         -          -          -         -           -       5,982                                  5,982
    Dividend
      income        16,813         -          -          -         -           -      16,813                                 16,813
    Interest
      expense            -         -       (543)      (768)  (43,713)   (158,304)   (203,328)                              (203,328)
    Loss of
      invest-
      ments     (3,832,360)        -          -          -         -           -  (3,832,360)                            (3,832,360)
               -----------   -------  ---------  ---------  --------  ----------  ----------    ----------  ----------  -----------
                (3,809,565)        -       (543)      (768)  (43,713)   (158,304) (4,012,893)            -           -   (4,012,893)
               -----------   -------  ---------  ---------  --------  ----------  ----------    ----------  ----------  -----------

NET INCOME
  (LOSS)
  BEFORE
  INCOME TAXES (36,768,153) (371,947)  (660,222)  (578,135) (688,150)  1,553,972 (37,512,635)    5,418,158              (42,455,294)

PROVISION FOR
  (BENEFIT FROM)
  INCOME TAXES           -         -                     -         -     621,589     621,589  5          -     621,589            -
               -----------   -------  ---------  ---------  --------  ----------  ----------    ----------  ----------  -----------
NET INCOME
 (LOSS)       $(36,768,153)$(371,947) $(660,222) $(578,135)$(688,150) $  932,383$(38,134,224)   $5,418,158  $  621,589 $(42,455,294)
               ===========   =======  =========  =========  ========  ==========  ==========    ==========  ==========  ===========
NET LOSS
  PER SHARE                                                                                                            $      (2.34)
                                                                                                                        ===========
WEIGHTED AVERAGE
  NUMBER OF
  SHARES
  OUTSTANDING                                                                                                            18,148,799
                                                                                                                        ===========


           See accompanying notes to pro forma financial statements.

                           NextPath Technologies, Inc.
   PRO FORMA CONDENSED CONSOLIDATING INCOME STATEMENT - MINIMUM PURCHASE PRICE
                      FOR THE YEAR ENDED DECEMBER 31, 1998


                               Laser     Willow              Essentia     Lewis                                  Combining entries
                              Wireless   Systems  Sagebrush    Water    Mechanical
                 NextPath    prior to  prior to   prior to   prior to     thru                                            Pro Forma
               Consolidated  10-18-99  11-02-99   12-14-99   1-20-00     6-30-00    Sub-Total  No.   Debit     Credit     Combined
               ------------ --------- ---------- ---------  --------- ----------- ----------- --- ---------- ---------- -----------

REVENUES       $         -  $       - $1,039,117 $1,907,010 $ 174,401 $19,794,996 $22,915,524     $        - $        - $22,915,524

COST OF
  GOODS SOLD             -          -          -    906,655   199,468  13,624,559  14,730,682              -             14,730,682
                ----------   --------  ---------  ---------  --------  ----------  ----------      ---------  ---------  ----------

GROSS PROFIT             -          -  1,039,117  1,000,355   (25,067)  6,170,437   8,184,842              -          -   8,184,842
                ----------   --------  ---------  ---------  --------  ----------  ----------      ---------  ---------  ----------

EXPENSES:
  General and
    admin-
    istrative      528,412          -    862,798    754,185   475,565     442,128   3,063,088              -          -   3,063,088
  Amortization
    of goodwill          -          -          -          -         -           -           -  1   5,111,116              5,111,116
                ----------   --------  ---------  ---------  --------  ----------  ----------      ---------  ---------  ----------
                   528,412          -    862,798    754,185   475,565     442,128   3,063,088      5,111,116          -   8,174,204
                ----------   --------  ---------  ---------  --------  ----------  ----------      ---------  ---------  ----------

NET INCOME
 (LOSS) FROM
  OPERATIONS      (528,412)         -    176,319    246,170  (500,632)  5,728,309   5,121,754      5,111,116          -      10,638
                ----------   --------  ---------  ---------  --------  ----------  ----------      ---------  ---------  ----------

OTHER INCOME
  (EXPENSE):
  Interest
    income               -          -         40          -         -           -          40                                    40
  Interest
    expense              -          -          -    (17,363)   (2,948)    (77,586)    (97,897)                              (97,897)
                ----------   --------  ---------  ---------  --------  ----------  -----------     ---------  ---------  ----------
                         -          -         40    (17,363)   (2,948)    (77,586)    (97,857)             -          -     (97,857)
                ----------   --------  ---------  ---------  --------  ----------  ----------      ---------  ---------  ----------

NET INCOME
  (LOSS)
  BEFORE INCOME
  TAXES           (528,412)         -    176,359    228,807  (503,580)  5,650,723   5,023,897      5,111,116          -     (87,219)

PROVISION FOR
  (BENEFIT FROM)
  INCOME TAXES           -          -          -          -         -           -           -              -          -           -
                ----------   --------  ---------  ---------  --------  ----------  ----------      ---------  ---------  ----------

NET LOSS       $  (528,412) $       -  $ 176,359  $ 228,807 $(503,580) $5,650,723  $5,023,897     $5,111,116 $        - $   (87,219)
                ==========   ========  =========  =========  ========  ==========  ==========      =========  =========  ==========

NET LOSS PER
  SHARE                                                                                                                 $     (0.01)
                                                                                                                         ==========

WEIGHTED AVERAGE
  NUMBER OF
  SHARES
  OUTSTANDING                                                                                                             9,969,685
                                                                                                                         ==========

            See accompanying notes to pro forma financial statements.

                           NEXTPATH TECHNOLOGIES, INC.
   PRO FORMA CONDENSED CONSOLIDATING INCOME STATEMENT - MINIMUM PURCHASE PRICE
                      FOR THE YEAR ENDED DECEMBER 31, 1997

                               Laser     Willow              Essentia     Lewis                                  Combining entries
                              Wireless   Systems  Sagebrush    Water    Mechanical
                 NextPath    prior to  prior to   prior to   prior to     thru                                            Pro Forma
               Consolidated  10-18-99  11-02-99   12-14-99   1-20-00     6-30-00    Sub-Total  No.   Debit     Credit     Combined
               ------------ --------- ---------- ---------  --------- ----------- ----------- --- ---------- ---------- -----------


REVENUES       $          - $       - $  551,331 $ 757,108  $       - $ 1,007,572 $ 2,316,011    $       -  $         - $ 2,316,011

COST OF
  GOODS SOLD              -         -          -   417,071          -     875,784   1,292,855                             1,292,855
                -----------  --------  ---------  --------   --------  ----------  ----------     --------   ----------  ----------
GROSS PROFIT              -         -    551,331   340,037          -     131,788   1,023,156            -            -   1,023,156
                -----------  --------  ---------  --------   --------  ----------  ----------     --------   ----------  ----------

EXPENSES:
  General and
    adminis-
    trative               -         -    455,509   364,268          -      68,506     888,283                               888,283
  Amortization
     of goodwill          -         -          -         -          -           -           -  1 3,575,819                3,575,819
                -----------  --------  ---------  --------   --------  ----------  ----------    ---------   ----------  ----------
                          -         -    455,509   364,268          -      68,506     888,283    3,575,819            -   4,464,102
                -----------  --------  ---------  --------   --------  ----------  ----------    ---------   ----------  ----------
NET INCOME
  (LOSS) FROM
  OPERATIONS              -         -     95,822   (24,231)         -      63,282     134,873    3,575,819            -  (3,440,946)
                -----------  --------  ---------  --------   --------  ----------  ----------    ---------   ----------  ----------

OTHER INCOME
  (EXPENSE):
  Interest
    expense               -         -          -    (6,623)         -      (2,169)     (8,792)                               (8,792)
                -----------  --------  ---------  --------   --------  ----------  ----------    ---------   ----------  ----------
                          -         -          -    (6,623)         -      (2,169)     (8,792)           -            -      (8,792)
                -----------  --------  ---------  --------   --------  ----------  ----------    ---------   ----------  ----------
NET INCOME
  (LOSS) BEFORE
  INCOME TAXES            -         -     95,822   (30,854)         -      61,113     126,081    3,575,819            -  (3,449,738)

PROVISION FOR
  (BENEFIT FROM)
  INCOME TAXES            -         -     38,329         -          -      24,445      62,774  5                 62,774           -
                -----------  --------  ---------  --------   --------  ----------  ----------    ---------   ----------  ----------
NET INCOME
  (LOSS)       $          - $       -  $  57,493 $ (30,854) $       - $    36,668 $    63,307   $3,575,819  $    62,774 $(3,449,738)
                ===========  ========  =========  ========   ========  ==========  ==========    =========   ==========  ==========

NET LOSS
  PER SHARE                                                                                                             $     (1.48)
                                                                                                                         ==========

WEIGHTED
  AVERAGE
  NUMBER OF
  SHARES
  OUTSTANDING                                                                                                             2,337,260
                                                                                                                        ===========


                          NEXTPATH TECHNOLOGIES, INC.
   PRO FORMA CONDENSED CONSOLIDATING BALANCE SHEETS - MASIMUM PURCHASE PRICE
                                 JUNE 30, 2000

                                     ASSETS

                                              Essentia     Lewis
                                 NextPath      Water     Mechanical                         Combining entries            Pro Forma
                                                                                     -------------------------------
                                              Prior to
                               Consolidated   1-20-00   thru 6-30-00    Sub-Total    No.      Debit        Credit        Combined
                               ------------   --------  -------------  ------------  ---  ------------  ------------   -------------

CURRENT ASSETS:
  Cash                         $    182,668     $ -     $          -   $    182,668       $          -  $          -   $    182,668
  Accounts receivable, net          954,013       -           12,192        966,205                                -        966,205
  Inventory                         520,429       -           61,468        581,897                                -        581,897
  Prepaid expenses                   65,901       -                -         65,901                                -         65,901
  Advances to shareholders           31,783       -                -         31,783                                -         31,783
  Advances and notes
    receivable, net               5,921,018       -                -      5,921,018    4                   2,750,000      3,171,018
                                -----------      ---     -----------     ----------        -----------   -----------    -----------
    Total current assets          7,675,812       -           73,660      7,749,472                  -     2,750,000      4,999,472
                                -----------      ---     -----------     ----------        -----------   -----------    -----------

PROPERTY AND EQUIPMENT, net       1,328,404       -        3,807,560      5,135,964                                       5,135,964
                                -----------      ---     -----------     ----------        -----------   -----------    -----------

OTHER ASSETS:
  Investments                     2,600,000       -                -      2,600,000    4    28,530,000             -     31,130,000
  Goodwill                       22,968,237       -          527,884     23,496,121    3     5,000,000             -     28,496,121
  Deposits                            9,524       -                -          9,524                                           9,524
                                -----------      ---     -----------    -----------        -----------   -----------    -----------
                                 25,577,761       -          527,884     26,105,645         33,530,000             -     59,635,645
                                -----------      ---     -----------    -----------        -----------   -----------    -----------

                               $ 34,581,977     $ -      $ 4,409,104   $ 38,991,081       $ 33,530,000   $ 2,750,000   $ 69,771,081
                                ===========      ===      ==========    ===========        ===========   ===========    ===========

             LIABILITIES AND STOCKHOLDERS' EQUITY

CURRENT LIABILITIES:
  Accounts payable             $  1,972,375     $ -      $   105,260   $  2,077,635    3                 $ 2,000,000   $ 28,077,635
                                                                                       4                  24,000,000
  Accrued expenses                  354,851       -                -        354,851                                         354,851
  Deferred taxes                     14,882       -                -         14,882                                          14,882
  Advances                           95,878       -                -         95,878                                          95,878
  Notes payable                           -       -        2,303,844      2,303,844                                       2,303,844
  Notes payable -
    related party                 7,032,179       -                -      7,032,179                                       7,032,179
                                -----------      ---      ----------    -----------        -----------    ----------    -----------

    Total current liabilities     9,470,165       -        2,409,104     11,879,269                  -    26,000,000     37,879,269
                                -----------      ---      ----------    -----------        -----------    ----------    -----------

STOCKHOLDERS' EQUITY:
  Common stock                       40,051       -        2,000,000      2,040,051    4                       1,000         43,490
                                                                                       3     2,000,000         2,439
  Additional paid in capital     74,134,862       -                -     74,134,862    3                   4,997,561
                                                                                       4                   1,779,000     80,911,423
  Deficit accumulated during
    the development stage       (49,063,101)      -                -    (49,063,101)                                    (49,063,101)
                                -----------      ---      ----------    -----------        -----------    ----------    -----------

                                 25,111,812       -        2,000,000     27,111,812          2,000,000     6,780,000     31,891,812
                                -----------      ---      ----------    -----------        -----------    ----------    -----------

                               $ 34,581,977     $ -      $ 4,409,104   $ 38,991,081       $  2,000,000   $32,780,000   $ 69,771,081
                                ===========      ===      ==========    ===========        ===========    ==========    ===========

           See accompanying notes to pro forma financial statements.

                           NextPath Technologies, Inc.
   PRO FORMA CONDENSED CONSOLIDATING INCOME STATEMENT - MAXIMUM PURCHASE PRICE
                     FOR THE SIX MONTHS ENDED JUNE 30, 2000

                                              Essentia     Lewis
                                 NextPath      Water     Mechanical                         Combining entries            Pro Forma
                                                                                     -------------------------------
                                              Prior to
                               Consolidated   1-20-00   thru 6-30-00    Sub-Total    No.      Debit        Credit        Combined
                               ------------   --------  -------------  ------------  ---  ------------  ------------   -------------
REVENUES                       $  2,438,375   $ 38,469  $  9,359,702   $ 11,836,546       $          -  $          -   $ 11,836,546

COST OF GOODS SOLD                1,722,883     26,696     8,682,140     10,431,719                                      10,431,719
                                -----------    -------   -----------    -----------        -----------   -----------    -----------

GROSS PROFIT                        715,492     11,773       677,562      1,404,827                  -             -      1,404,827
                                -----------    -------   -----------    -----------        -----------   -----------    -----------
EXPENSES:
  General and administrative      6,957,008     30,574       159,049      7,146,631                                       7,146,631
  Consulting                      5,034,960          -             -      5,034,960                                       5,034,960
  Sales                             565,131     44,845             -        609,976                                         609,976
  Amortization of goodwill                -          -             -              -   1        616,757                      616,757
  Amortization of Investment
    in USCL                               -          -             -              -   5      2,853,000                    2,853,000
                                -----------    -------   -----------    -----------         ----------   -----------    -----------

                                 12,557,099     75,419       159,049     12,791,567          3,469,757             -     16,261,324
                                -----------    -------   -----------    -----------         ----------   -----------    -----------

NET INCOME (LOSS) FROM
  OPERATIONS                    (11,841,607)   (63,646)      518,513    (11,386,740)         3,469,757             -    (14,856,497)
                                -----------    -------   -----------    -----------         ----------   -----------    -----------

OTHER INCOME (EXPENSE):
  Interest income                    11,990          -             -         11,990                                          11,990
  Dividend income                    60,000          -             -         60,000                                          60,000
  Other income                       24,649          -             -         24,649                                          24,649
  Interest expense                  (21,838)    (3,567)     (106,621)      (132,026)                                       (132,026)
                                -----------    -------   -----------    -----------         ----------   -----------    ------------

                                     74,801     (3,567)     (106,621)       (35,387)                 -             -        (35,387)
                                -----------    -------   -----------    -----------         ----------   -----------    -----------

NET INCOME (LOSS) BEFORE
  INCOME TAXES                  (11,766,806)   (67,213)      411,892    (11,422,127)         3,469,757             -    (14,891,884)

PROVISION FOR (BENEFIT FROM)
  INCOME TAXES                            -          -       164,757        164,757   6              -       164,757              -
                                -----------    -------   -----------    -----------         ----------   -----------    -----------

NET INCOME (LOSS)              $(11,766,806)  $(67,213) $    247,135   $(11,586,884)       $ 3,469,757   $   164,757   $(14,891,884)
                                ===========    =======   ===========    ===========         ==========   ===========    ===========

NET LOSS PER SHARE                                                                                                          $ (0.35)
                                                                                                                        ===========

WEIGHTED AVERAGE NUMBER OF
  SHARES OUTSTANDING                                                                                                     42,100,434
                                                                                                                        ===========


           See accompanying notes to pro forma financial statements.

                           NextPath Technologies, Inc.
    PRO FORMA CONDENSED CONSOLIDATING BALANCE SHEET - MAXIMUM PURCHASE PRICE
                                DECEMBER 31, 1999

                                     ASSETS

                               Laser     Willow             Essentia    Lewis                                  Combining entries
                              Wireless   Systems Sagebrush   Water    Mechanical
                  NextPath    prior to  prior to  prior to  prior to     thru                                             Pro Forma
                Consolidated  10-18-99  11-02-99  12-14-99  1-20-00     6-30-00    Sub-Total  No.   Debit     Credit      Combined
                ------------ --------- --------- --------- --------- ----------- ----------- --- ---------- ----------  ----------

CURRENT ASSETS:
  Cash          $   658,837   $      - $       - $       - $   55,142 $         - $   713,979                            $  713,979
  Accounts
    receivable,
    net             282,051          -         -         -     95,665      12,192     389,908                               389,908
  Inventory         138,057          -         -         -     78,747      61,468     278,272                               278,272
  Prepaid
    expenses         42,674          -         -         -     34,410           -      77,084                                77,084
  Advances to
    shareholders      6,487          -         -         -          -           -       6,487                                 6,487
  Advances and
    notes
    receivable,                                                                                4              2,750,000
    net           3,260,161          -         -         -          -           -   3,260,161  7                150,000     360,161
                 ----------   --------  --------  --------   --------  ----------  ----------    ----------  ----------  ----------

  Total current
    assets        4,388,267          -         -         -    263,964      73,660   4,725,891             -   2,900,000   1,825,891
                 ----------   --------  --------  --------   --------  ----------  ----------    ----------  ----------  ----------
PROPERTY AND
  EQUIPMENT, net    535,179          -         -         -    280,010   3,807,560   4,622,749  4    110,690               4,733,439
                 ----------   --------  --------  --------   --------  ----------  ----------    ----------  ----------  ----------
OTHER ASSETS:
  Investments     2,600,000          -         -         -          -           -   2,600,000  4 28,530,000              31,130,000
  Goodwill       17,883,754          -         -         -          -     527,884  18,411,638  2  7,676,487
                                                                                               3  5,000,000              31,088,125
  Deposits            4,250          -         -         -          -           -       4,250                                 4,250
                 ----------   --------  --------  --------   --------  ----------  ----------    ----------  ----------  ----------

                 20,488,004          -         -         -          -     527,884  21,015,888    41,206,487           -  62,222,375
                 ----------   --------  --------  --------   --------  ----------  ----------   ----------   ----------  ----------

                $25,411,450   $      -  $      - $       -  $ 543,974 $ 4,409,104 $30,364,528   $41,317,177 $ 2,900,000 $68,781,705
                 ==========   ========  ========  ========   ========  ==========  ==========    ==========  ==========  ==========


LIABILITIES AND STOCKHOLDERS' EQUITY

CURRENT
  LIABILITIES:
    Accounts
      payable   $   384,148   $      -  $      - $       -  $ 105,880 $         - $   490,028  3            $ 2,000,000 $26,490,028
                                                                                               4             24,000,000
  Accrued
    expenses        192,654          -         -         -     20,977     105,260     318,891                               318,891
  Deferred
    taxes            14,882          -         -         -          -           -      14,882                                14,882
  Notes
    payable          19,950          -         -         -          -   2,303,844   2,323,794                             2,323,794
  Advances
    from
    NextPath              -          -         -         -    150,000           -     150,000  7    150,000                       -
  Notes payable -
    related party  3,435,919         -         -         -    400,000           -   3,835,919                             3,835,919
                  ----------   -------  --------  --------  ---------  ----------  ----------    ----------  ----------  ----------
   Total current
     liabilities   4,047,553         -         -         -    676,857   2,409,104   7,133,514       150,000  26,000,000  32,983,514
                  ----------   -------  --------  --------  ---------  ----------  ----------    ----------  ----------  ----------
STOCKHOLDERS'
  EQUITY:
    Common stock      37,136         -         -         -  1,058,847   2,000,000   3,095,983  2  1,058,847         586
                                                                                               3  2,000,000       2,439
                                                                                               4                  1,000      41,161
  Additional paid
    in capital    58,623,056         -         -         -          -           -  58,623,056  2              7,653,708
                                                                                               4              1,779,000
                                                                                               3              4,997,561  73,053,325
  Deficit
    accumulated
    during the
    development
    stage         (37,296,295)       -         -         - (1,191,730)          - (38,488,025) 2              1,191,730 (37,296,295)
                   ----------  -------  --------  -------- ---------  ----------  ----------    ----------   ----------  ----------
                   21,363,897        -         -         -   (132,883)  2,000,000  23,231,014     3,058,847  15,626,024  35,798,191
                   ----------  -------  --------  --------  ---------  ----------  ----------    ----------  ----------  ----------
                  $25,411,450 $      - $       - $       - $  543,974  $4,409,104 $30,364,528   $ 3,208,847 $41,626,024 $68,781,705
                   ==========  =======  ========  ========  =========  ==========  ==========    ==========  ==========  ==========

           See accompanying notes to pro forma financial statements.

                           NextPath Technologies, Inc.
   PRO FORMA CONDENSED CONSOLIDATING INCOME STATEMENT - MAXIMUM PURCHASE PRICE
                      FOR THE YEAR ENDED DECEMBER 31, 1999

                               Laser     Willow              Essentia     Lewis                                  Combining entries
                              Wireless   Systems  Sagebrush    Water    Mechanical
                 NextPath    prior to  prior to   prior to   prior to     thru                                            Pro Forma
               Consolidated  10-18-99  11-02-99   12-14-99   1-20-00     6-30-00    Sub-Total  No.   Debit     Credit     Combined
               ------------ --------- ---------- ---------  --------- ----------- ----------- --- ---------- ---------- -----------

REVENUES       $   356,157  $       - $1,026,451 $1,735,195 $ 677,221 $13,732,898 $17,527,923             -             $17,527,922

COST OF GOODS
  SOLD             235,788          -          -  1,053,273   499,755  11,518,563  13,307,379                            13,307,379
                ----------   --------  ---------  ---------  --------  ----------  ----------     ---------  --------   -----------

GROSS PROFIT       120,369          -  1,026,451    681,922   177,466   2,214,335   4,220,544             -         -     4,220,543
                ----------   --------  ---------  ---------  --------  ----------  ----------     ---------  --------   -----------

EXPENSES:
  General and
    adminis-
    trative      3,830,344    249,281  1,239,187  1,259,289   821,903     382,544   7,782,548                             7,782,548
  Consulting    25,309,111          -          -          -         -           -  25,309,111                            25,309,111
  Research
    and
    development  2,334,392    122,666    446,943          -         -     119,515   3,023,516                             3,023,516
  Bad debts      1,605,110          -          -          -         -           -   1,605,110                             1,605,110
  Amortization
    of goodwill          -          -          -          -         -           -           -  1  5,942,658               5,942,658
  Amortization
    of
    Investment
    in USCL              -          -          -          -         -           -           -  5    475,500                 475,500
                ----------   --------  ---------  ---------  --------  ----------  ----------     ---------   -------    ----------
                33,078,957    371,947  1,686,130  1,259,289   821,903     502,059  37,720,285     6,418,158         -    44,138,444
                ----------   --------  ---------  ---------  --------  ----------  ----------     ---------   -------    ----------

NET INCOME
  (LOSS) FROM
  OPERATIONS   (32,958,588)  (371,947)  (659,679)  (577,366) (644,437)  1,712,276 (33,499,741)    6,418,158         -   (39,917,899)
                ----------   --------  ---------  ---------  --------  ----------  ----------     ---------   -------    ----------
OTHER INCOME
  (EXPENSE):
  Interest
    income           5,982          -          -          -         -           -       5,982                                 5,982
  Dividend
    income          16,813          -          -          -         -           -      16,813                                16,813
  Interest
    expense              -          -       (543)      (768)  (43,713)   (158,304)   (203,328)                             (203,328)
  Loss on
    invest-
    ments       (3,832,360)         -          -          -         -           -  (3,832,360)                           (3,832,360)
                ----------   --------  ---------  ---------  --------  ----------  ----------     ---------   --------   ----------
                (3,809,565)         -       (543)      (768)  (43,713)   (158,304) (4,012,893)            -          -   (4,012,893)
                ----------   --------  ---------  ---------  --------  ----------  ----------     ---------   --------   ----------

NET INCOME
  (LOSS)BEFORE
  INCOME TAXES (36,768,153)  (371,947)  (660,222)  (578,134) (688,150)  1,553,972 (37,512,634)    6,418,158          -  (43,930,792)

PROVISION FOR
  (BENEFIT
  FROM) INCOME
  TAXES                  -          -          -          -         -     621,589     621,589   6         -    621,589            -
               -----------   --------  ---------  ---------  --------  ----------  ----------     ---------  ---------   ----------

NET INCOME
  (LOSS)      $(36,768,153) $(371,947) $(660,222) $(578,135)$(688,150) $  932,383 $(38,134,223)  $6,418,158 $  621,589 $(43,930,794)
               ===========   ========  =========  =========  ========  ==========  ===========    =========  =========  ===========

NET INCOME PER
  SHARE                                                                                                                $      (2.13)
                                                                                                                        ===========

WEIGHTED AVERAGE
  NUMBER OF
  SHARES
  OUTSTANDING                                                                                                            20,587,824
                                                                                                                         ==========

           See accompanying notes to pro forma financial statements.

                          NEXTPATH TECHNOLOGOES, INC.
   PRO FORMA CONDENSED CONSOLIDATING INCOME STATEMENT - MAXIMUM PURCHASE PRICE
                      FOR THE YEAR ENDED DECEMBER 31, 1998

                               Laser     Willow              Essentia     Lewis                                  Combining entries
                              Wireless   Systems  Sagebrush    Water    Mechanical
                 NextPath    prior to  prior to   prior to   prior to     thru                                            Pro Forma
               Consolidated  10-18-99  11-02-99   12-14-99   1-20-00     6-30-00    Sub-Total  No.   Debit     Credit     Combined
               ------------ --------- ---------- ---------  --------- ----------- ----------- --- ---------- ---------- -----------





REVENUES       $         -  $       - $1,039,117 $1,907,010 $ 174,401 $19,794,996 $22,915,524     $        -  $       - $22,915,524

COST OF
  GOODS SOLD             -          -          -    906,655   199,468  13,624,559  14,730,682              -             14,730,682
                ----------   --------  ---------  ---------  --------  ----------  ----------      ---------   --------  ----------

GROSS PROFIT             -          -  1,039,117  1,000,355   (25,067)  6,170,437   8,184,842              -          -   8,184,842
                ----------   --------  ---------  ---------  --------  ----------  ----------      ---------   --------  ----------

EXPENSES:
  General and
    admini-
    strative       528,412          -    862,798    754,185   475,565     442,128  3,063,088               -          -   3,063,088
    Amortization
      of
      goodwill                      -          -          -         -           -          -    1  6,111,116              6,111,116
                ----------   --------  ---------  ---------  --------  ----------  ---------       ---------  ---------  ----------
                   528,412          -    862,798    754,185   475,565     442,128  3,063,088       6,111,116          -   9,174,204
                ---------    --------  ---------  ---------  --------  ----------  ---------       ---------  ---------  ----------
NET INCOME
  (LOSS) FROM
  OPERATIONS      (528,412)         -    176,319    246,170  (500,632)  5,728,309  5,121,754       6,111,116          -    (989,362)
                ----------   --------  ---------  ---------  --------  ----------  ---------       ---------  ---------  ----------

OTHER INCOME
  (EXPENSE):
    Interest
      income            -           -         40          -         -           -         40                                     40
    Interest
      expense           -           -          -    (17,363)   (2,948)    (77,586)   (97,897)                               (97,897)
                ---------    --------  ---------  ---------  --------  ----------  ---------       ---------  ---------  ----------
                        -           -         40    (17,363)   (2,948)    (77,586)   (97,857)              -          -     (97,857)
                ---------    --------  ---------  ---------  --------  ----------  ---------       ---------  ---------  ----------

NET LOSS BEFORE
  INCOME TAXES   (528,412)          -    176,359    228,807  (503,580)  5,650,723  5,023,897       6,111,116          -  (1,087,219)

PROVISION FOR
  (BENEFIT FROM)
  INCOME TAXES          -           -          -          -         -           -          -               -          -           -
                ---------    --------  ---------  ---------  --------  ----------  ---------       ---------  ---------  ----------
NET LOSS       $ (528,412)  $       -  $ 176,359  $ 228,807 $(503,580)$ 5,650,723 $5,023,897      $6,111,116  $       - $(1,087,219)
                =========    ========  =========  =========  ========  ==========  =========       =========  =========  ==========

NET LOSS PER
  SHARE                                                                                                                  $    (0.09)
                                                                                                                          =========


WEIGHTED AVERAGE
  NUMBER OF
  SHARES
  OUTSTANDING                                                                                                            12,408,710
                                                                                                                         ==========

          See accompanying notes to pro forma financial statements.

                           NEXTPATH TECHNOLOGIES, INC.
   PRO FORMA CONDENSED CONSOLIDATING INCOME STATEMENT - MAXIMUM PURCHASE PRICE
                      FOR THE YEAR ENDED DECEMBER 31, 1997


                               Laser     Willow              Essentia     Lewis                                  Combining entries
                              Wireless   Systems  Sagebrush    Water    Mechanical
                 NextPath    prior to  prior to   prior to   prior to     thru                                            Pro Forma
               Consolidated  10-18-99  11-02-99   12-14-99   1-20-00     6-30-00    Sub-Total  No.   Debit     Credit     Combined
               ------------ --------- ---------- ---------  --------- ----------- ----------- --- ---------- ---------- -----------


REVENUES       $        -   $       - $  551,331 $ 757,108  $       - $ 1,007,572 $ 2,316,011     $        -  $       - $ 2,316,011

COST OF
  GOODS SOLD            -           -          -   417,071          -     875,784   1,292,855                             1,292,855
                ---------   ---------  ---------  --------   --------  ----------  ----------      ---------   --------  ----------

GROSS PROFIT            -           -    551,331   340,037          -     131,788   1,023,156              -          -   1,023,156
                ---------   ---------  ---------  --------   --------  ----------  ----------      ---------   --------  ----------

EXPENSES:
  General and
    admin-
    istrative           -           -    455,509   364,268          -      68,506     888,283                               888,283
  Amortization
    of goodwill         -           -          -         -          -           -           -   1  4,575,819              4,575,819
                 --------   ---------   --------  --------   --------  ----------  ----------      ---------  ---------  ----------

                        -           -    455,509   364,268          -      68,506     888,283      4,575,819          -   5,464,102
                 --------   ---------   --------  --------   --------  ----------  ----------      ---------  ---------  ----------
NET INCOME
  (LOSS) FROM
  OPERATIONS            -           -     95,822   (24,231)         -      63,282     134,873      4,575,819          -  (4,440,946)
                 --------   ---------   --------  --------   --------  ----------  ----------      ---------  ---------  ----------

OTHER INCOME
  (EXPENSE):
    Interest
      expense           -           -          -    (6,623)         -      (2,169)     (8,792)                               (8,792)
                 --------   ---------   --------  --------   --------  ----------  ----------     ----------  ---------  ----------

                        -           -          -    (6,623)         -      (2,169)     (8,792)             -          -      (8,792)
                 --------   ---------   --------  --------   --------  ----------  ----------     ----------  ---------  ----------
NET INCOME
  (LOSS) BEFORE
  INCOME TAXES          -           -     95,822   (30,854)         -      61,113     126,081      4,575,819          -  (4,449,738)

PROVISION FOR
  (BENEFIT FROM)
  INCOME TAXES          -           -     38,329         -          -      24,445      62,774   6                62,774           -
                 --------   ---------   --------  --------   --------  ----------  ----------      ---------  ---------  ----------

NET INCOME
  (LOSS)       $        -   $       -   $ 57,493 $ (30,854) $       -  $   36,668  $   63,307     $4,575,819  $  62,774 $(4,449,738)
                 ========   =========   ========  ========   ========  ==========  ==========      =========  =========  ==========

NET LOSS
  PER SHARE                                                                                                              $    (0.93)
                                                                                                                          =========

WEIGHTED AVERAGE
  NUMBER OF
  SHARES
  OUTSTANDING                                                                                                             4,776,285
                                                                                                                          =========


           See accompanying notes to pro forma financial statements.

                           NEXTPATH TECHNOLOGIES, INC.
                   NOTES TO PRO FORMA CONDENSED CONSOLIDATING
                              FINANCIAL STATEMENTS



(1)     GENERAL

        NextPath Technologies,  Inc.  ("NextPath")  engages  primarily  in   the
        development of technology, which has potential application in a wide range of businesses and other business activities.

        The pro forma condensed combining consolidated financial statements have been prepared assuming the following entities were acquired under the purchase method of accounting as of the inception of the acquired company or January 1, 1997, whichever occurred last:

               Laser Wireless, Inc. ("Laser")
               Willow Systems Limited ("Willow") and its subsidiaries,  NextWave
                  Photonics,  LLC and Reflex, LLC
               Sagebrush Technology, Inc. ("Sagebrush")
               Essentia Water, Inc. ("Essentia")
               Industrial Division of Lewis Mechanical and Metalworks, Inc. ("Lewis")

        These pro forma combining consolidated financial statements also reflect
        the  Company's  20%  equity  investment  in  USCertified   Letters,  LLC
        ("USCL").

        Pro forma condensed combining consolidated balance sheets of NextPath have been prepared as of June 30, 2000 and December 31, 1999, and the related condensed combining consolidated income statements for the six months ended June 30, 2000 and the years ended December 31, 1999, 1998 and 1997.

        A description of NextPath's subsidiaries follows:

               Laser Wireless, Inc. (Laser) is a company incorporated March 2, 1998 in Pennsylvania for the purpose of developing, selling and support of wireless optical communication systems. These systems are capable of transmitting video, voice, telephone and data through the atmosphere using eye-safe laser technology. Laser did not begin operations until 1999 and was acquired by NextPath on October 18, 1999.

               Willow Systems Limited (the "Willow") is a company incorporated on May 23, 1996 in New Mexico for the purpose of designing and marketing motion control systems and robotics and the development of other technology which has potential application in a wide range of businesses and other business activities. Willow was acquired by NextPath on November 2, 1999.

               Willow has two wholly owned subsidiaries, Reflex LLC and NextWave Photonics, LLC, both of which had no operations or activity during the fiscal year ended December 31, 1999.

                           NEXTPATH TECHNOLOGIES, INC.
                   NOTES TO PRO FORMA CONDENSED CONSOLIDATING
                              FINANCIAL STATEMENTS
                                    CONTINUED


(1)     GENERAL, Continued

               Epilogue Corporation (Epilogue) was incorporated on June 7, 1999 in Delaware. On November 11, 1999, Epilogue was merged into NextPath. Due to the immaterial activity in this development stage corporation, Epilogue was not included in these pro forma financial statements.

               Sagebrush Technology, Inc. (Sagebrush) was established on April 4, 1991 and incorporated in New Mexico for the purpose of designing, developing, manufacturing and marketing positioning devices (gimbals), and other business activities. NextPath acquired Sagebrush on December 14, 1999.

               Essentia Water, Inc. (Essentia) was formed on June 30, 1998 in the Washington for the purpose of manufacturing and distributing electrolyte and alkaline enhanced bottled water products. NextPath acquired Essentia on January 21, 2000.

               Lewis Mechanical and Metalworks, Inc. was a privately held corporation in Idaho. NextPath acquired the Industrial Division of Lewis Mechanical and Metalworks, Inc. Lewis has proprietary systems for: 1) oil and water separation, 2) water purification,
               3) fuel savings and reduction of harmful emissions from internal combustion engines, and 4) removal of hydrocarbons from sludge and soil, and other environmental cleanups. NextPath acquired Lewis on August 4, 2000.

        NextPath also made a 20% equity investment in USCertified Letters, LLC. This investment is reflected on the equity method in these pro forma financial statements. A description of this investment is as follows:

               USCertified  Letters,  L.L.C.  (USCL)  was  a  limited  liability corporation formed in Alabama and commenced operations in December of 1999. USCL has developed and licensed proprietary technologies enabling customers to send US Postal Service Certified mail, utilizing the Internet from any computer, to destinations throughout the continental United States, Alaska and Hawaii. NextPath made its investment in USCL effect July 27, 2000.


 (2)    MINIMUM VS MAXIMUM PURCHASE PRICE

        The accompanying pro form condensed consolidating financial statements were prepared based on two different sets of assumptions. For purposes of identification, these pro forma condensed consolidating financial statements have been identified as the "Minimum Purchase Price" and the "Maximum Purchase Price".

        The following assumptions were made in the preparation of the "Minimum Purchase Price" pro forma condensed consolidating financial statements:

        o Capital contributions for the 20% interest in USCL consisted of (i) one million shares of NextPath restricted common stock valued at $1.78 per share or $1,780,000 and (ii) cash of $8,750,000. The
           "Minimum Purchase Price" does not anticipate that NextPath will be required to make certain additional cash contributions totaling
           $18,000,000, as these are contingent on the occurrence of certain future events.

                           NEXTPATH TECHNOLOGIES, INC.
                   NOTES TO PRO FORMA CONDENSED CONSOLIDATING
                              FINANCIAL STATEMENTS
                                    CONTINUED



(2)     MINIMUM VS MAXIMUM PURCHASE PRICE, Continued

        o The purchase price of Lewis was accomplished for (i) $1,675,000 in cash, (ii) the assumption of $2,409,104 in debt, (iii) the assumption of $2,200,000 in operating equipment leases, and (iv) up to 2,439,025 shares of NextPath common stock, totaling $5,000,000, based upon future performance over the next two years. The "Minimum Purchase Price" does not anticipate that Lewis will receive the additional 2,439,025 shares of NextPath common stock.

       o NextPath has recorded the amortization of goodwill over five years beginning in 1997 or in the year of the acquired company's inception.

        The following assumptions were made in the preparation of the "Maximum Purchase Price" pro form condensed consolidating financial statements:

       o The capital contributions to USCL included the additional $18,000,000 in contingency payments.

       o The purchase price of Lewis included the issuance of 2,439,025 in NextPath stock valued at $5,000,000 in contingency payments.


(3)     ADJUSTMENTS USED IN PRO FORMA FINANCIAL STATEMENTS

        The following adjusting entries were used in the preparation of the pro forma condensed consolidating financial statements:

        Entry (1) - records the amortization of goodwill over five years. Goodwill is amortized from the later of the formation date of the company or January 1, 1999. Goodwill capitalized for purpose of these pro forma financial statements is as follows:

                             Minimum Purchase Price

                        Willow                  $  7,198,779
                        Sagebrush                 10,152,428
                        Laser                        892,347
                        Essentia                   7,676,487
                        Lewis Mechanical             527,884

                             Maximum Purchase Price

                        Willow                  $  7,198,779
                        Sagebrush                 10,152,428
                        Laser                        892,347
                        Essentia                   7,676,487
                        Lewis Mechanical           5,527,884

        Entry (2) - records the pro forma acquisition of Essentia for common stock.

        Entry (3) - records the pro forma acquisition of the Industrial Division of Lewis Mechanical.

        Entry (4) - records the pro forma acquisition of its investment in USCL. In the Minimum Purchase Price case, the Company's investment in USCL is $10,530,000 and in the Maximum Purchase Price case, the Company's investment in USCL is $28,530,000.

        Entry (5) - removes pro forma tax liabilities associated with profitable acquisitions.

        Entry (6) - eliminates inter company receivables and payables.